UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
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Definitive Proxy Statement.

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Soliciting Material Pursuant to §240.14a-12.

SCWORX CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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SCWORX CORP.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On December 30, 2019
You are hereby notified that the annual meeting of stockholders of SCWorx Corp. (the “Company”), will be held at 11:00 a.m. on December 30, 2019, at the law offices of Zysman, Aharoni, Gayer and Sullivan & Worcester LLP, 1633 Broadway, 32nd Floor, New York, New York 10019, for the following purposes:
1.
To elect four directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified;

2.
To ratify the selection of WithumSmith + Brown as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019; and

3.
To consider and act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

All stockholders are cordially invited to attend the annual meeting. If your shares are registered in your name, please bring the admission ticket attached to your proxy card. If your shares are registered in the name of a broker, trust, bank or other nominee, you will need to bring a proxy or a letter from that broker, trust, bank or other nominee or your most recent brokerage account statement, that confirms that you are the beneficial owner of those shares. If you do not have either an admission ticket or proof that you own shares of the Company, you will not be admitted to the meeting. We intend to mail this proxy statement and the accompanying proxy card on or about December 3, 2019 to all stockholders of record that are entitled to vote.
The Board of Directors has fixed the close of business on November 1, 2019 as the record date for the meeting. Only stockholders on the record date are entitled to notice of and to vote at the meeting and at any adjournment or postponement thereof.
Your vote is important regardless of the number of shares you own. The Company requests that you complete, sign, date and return the enclosed proxy card without delay in the enclosed postage-paid return envelope, even if you now plan to attend the annual meeting. You may revoke your proxy at any time prior to its exercise by delivering written notice or another duly executed proxy bearing a later date to the Secretary of the Company, or by attending the annual meeting and voting in person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on December 30, 2019:
The proxy statement, proxy card and Annual Report to stockholders for the year ended December 31, 2018 (the “Annual Report”) are also available at https://ir.scworx.com/
Stockholders may also obtain additional paper or e-mail copies of these materials at no cost by writing to SCWorx Corp., 590 Madison Avenue, 21st Floor, New York, NY 10022, attention: CEO.

IMPORTANT: If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. Please contact the person responsible for your account and give instructions for a proxy to be completed for your shares.
By order of the Board of Directors,
/s/ Marc S. Schessel

Marc S. Schessel
Chief Executive Officer
December 3, 2019
IMPORTANT: In order to secure a quorum and to avoid the expense of additional proxy solicitation, please either vote by internet or sign, date and return your proxy promptly in the enclosed envelope even if you plan to attend the meeting personally. Your cooperation is greatly appreciated.

SCWORX CORP.
590 Madison Avenue, 21st Floor.
New York, NY 10022

PROXY STATEMENT

INTRODUCTION
This proxy statement and the accompanying proxy are made available by SCWorx Corp. (the “Company”), to the holders of record of the Company’s outstanding shares of Common Stock, $0.001 par value per share, (the “Common Stock”), commencing on or about December 3, 2019. The accompanying proxy is being solicited by the Board of Directors of the Company (the “Board”), for use at the annual meeting of stockholders of the Company (the “Meeting”), to be held at 11:00 a.m. on December 30, 2019, at the law offices of Zysman, Aharoni, Gayer and Sullivan & Worcester LLP, 1633 Broadway, 32nd Floor, New York, New York 10019 and at any adjournment or postponement thereof. The cost of solicitation of proxies will be borne by the Company. Directors, officers and employees of the Company may also assist in the solicitation of proxies by mail, telephone, telefax, in person or otherwise, without additional compensation. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting materials to the owners of stock held in their names and the Company will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of such proxy materials.
The Board has fixed November 1, 2019 as the record date for the Meeting (the “Record Date”). Only stockholders of record on the Record Date are entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. On November 1, 2019, there were 7,099,471 shares of Common Stock and 819,138 shares of Series A Preferred Stock (convertible into 2,155,626 shares of Common Stock) issued and outstanding. Each share of Common Stock and each share of Series A Preferred Stock (on an as converted basis) is entitled to one vote per share.
The Company’s amended and restated bylaws provide that a quorum shall consist of the holders of at least a majority of the shares of each class, and series of each class, to the extent applicable (unless more than one class and or series votes as a class, in which case a majority of the shares voting as a class) of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy at the Meeting. If such quorum shall not be present or represented at any meeting of the stockholders, the stockholders, entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time without notice (other than the announcement at the meeting) until a date and time that a quorum shall be present. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.
The Company’s amended and restated bylaws provide that directors are to be elected by a majority of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. This means that the four candidates receiving the highest number of affirmative votes at the Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a majority. Shares present at the Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a majority.
In all matters, like the election of directors, the affirmative vote by the holders of a majority of the shares voted on any matter shall be sufficient for the approval of the proposals in this proxy statement and any other business which may properly be brought before the Meeting or any adjournment or postponement thereof.
All shares of Common Stock represented in person or by valid proxies received by the Company prior to the date of, or at, the Meeting, and not revoked, will be voted as specified in the proxies or voting instructions. Votes that are left blank will be voted as recommended by the Board. With regard to other matters that may properly come before the Meeting, votes will be cast at the discretion of the proxies.

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker, bank, or other agent indicates on a proxy that it does not have discretionary authority to vote certain shares on a non-routine proposal, then those shares will be treated as broker non-votes. We believe that Proposal No. 1 relating to the election of directors is a non-routine proposal and Proposal No. 2, with respect to the ratification of the selection of the independent registered public accounting firm, is a routine matter; therefore, your broker, bank or other agent will not be entitled to vote on Proposal No. 1 at the Meeting without your instructions. Broker non-votes will be counted towards the quorum requirement. Other than for the purpose of establishing a quorum, as discussed above, broker non-votes will not be counted as entitled to be voted and will therefore not affect the outcome of the matters to be voted thereon.
Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by our Chief Executive Officer, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.
IMPORTANT: If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. Please contact the person responsible for your account and give instructions for a proxy to be completed for your shares.
Our website address is included several times in this proxy statement as a textual reference only and the information in our website is not incorporated by reference into this proxy statement.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
At the Meeting, four directors are to be elected, which number shall constitute our entire Board, to hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified. Pursuant to our bylaws, as amended, directors are to be elected by a majority of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. This means that the four candidates receiving the highest number of affirmative votes at the Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a majority. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees.
Unless otherwise specified in the proxy, it is the intention of the persons named in the enclosed form of proxy to vote the stock represented thereby for the election as directors, each of the nominees whose names and biographies appear below. All of the nominees whose names and biographies appear below are presently our directors. In the event any of the nominees should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board. The Board has no reason to believe that the nominees named will be unable to serve if elected. Each nominee has consented to being named in this proxy statement and to serve if elected.
Principal Employment and Experience of Director Nominees
The following information is furnished with respect to the persons nominated for election as directors. All of these nominees are current members of our Board:
Name	Age	Present Principal Employer and Prior Business Experience
Marc S. Schessel	59	Mr. Schessel, 59, is SCWorx’s founder and Chairman and Chief Executive Officer. He founded SCWorx’s predecessor (Primrose LLC) in 2012 and has been Chairman and CEO of SCWorx since then. Commencing his work in supply chain during his ten years in the Marine Corps, Mr. Schessel was awarded the Naval Achievement medal along with the Naval Commendation medal for services rendered in creating the first automated supply and logistics software (M triple S) which was ultimately put in service at leading corporations such as Sears and IBM. Since leaving the Marine Corps, Mr. Schessel has continued his work in refining programmatic solutions for the most complex and critical supply chains in the country — the healthcare industry. Working in all facets of the Healthcare Supply Chain, Mr. Schessel spent over ten years as a Vice President of Supply Chain for a large NYC based Integrated Delivery Network before forming his own consultancy — focused on delivering automated solutions to Providers, Business-to-Business (B2B) e-commerce companies (GHX), tier one consulting firms, GPO’s, distributors, payors and manufacturers. Mr. Schessel also served as a consultant to the United Nations — developing an automated Emergency Medical Response program that, based on the event, forecasts the items, quantities and logistical delivery networks crucial for responders, allowing countries by region to better plan, stock and store critical supplies.

Name	Age	Present Principal Employer and Prior Business Experience
Charles K. Miller*	58	Mr. Miller, 58, joined the Company’s board on October 24, 2018. He has been a member of the board of directors of Intercloud Systems, Inc., a publicly traded IT infrastructure services company, since November 2012. In addition, he has, since June 2017, acted as an independent business consultant. He was the Chief Financial Officer of Tekmark Global Solutions, LLC, a provider of information technology, communications and consulting services, from September 1997 until June 2017. Since May 2017, he has been a director of Notis Global, Inc., a diversified holding company, in the industrial hemp industry, that manufactures, markets and sells hemp derivative products such as cannabidiol (“CBD”) distillate and isolate. Mr. Miller graduated from Rider University with a Bachelor of Science in Accounting and an MBA. Mr. Miller is a Certified Public Accountant and boasts more than three decades of experience.
Robert Christie*	65	Mr. Christie, 65, from 2004 through 2014, was the President and CEO of The 3E Company, the leading Global Environmental Compliance Company in the world. With over 7,000 customers, 3E helped companies, throughout the world, manage the ever changing environmental regulations that effected their products and services. 3E utilizes a SaaS based software and complex regulatory database to service its customers. Since 2015, Mr. Christie has been consulting for various Private Equity firms throughout North America assisting them in acquiring companies in the Governance, Risk and Compliance space (GRC) as well as the Supply Chain marketplace. In addition, he has since 2010 served as a Trustee at Rider University. He also serves on the Facility, Business Development and Executive Committees at Rider. Since 2008, Mr. Christie has served as a Director at Alternative Technology, a supplier of distribution systems and technology. Since 2016, he has served on the Board of Directors of Enterknol LLC. Enterknol is a SaaS based compliance solution within the Energy Sector helping various energy companies buy and sell energy competitively. Mr. Christie also served as a Director at Ithos LLC from 2016 through July 2018. Ithos is a the leading regulatory and Supply Chain compliance solution within the Global Cosmetic space providing a complex SaaS based software coupled with regulatory data. While serving as a Director at Ithos, he also served as their Director of Development.

Name	Age	Present Principal Employer and Prior Business Experience
Steven Wallitt*	58	Mr. Wallitt, 58, has worked as owner and director of a packaging materials company since 1981. He is responsible for decision making in all areas of the company, including sourcing the best and most efficient methods for achieving maximum profitability and the highest quality standards. He has extensive knowledge in evaluating sales and marketing proposals. Beginning in 2008, he has been an investor in both private and public companies, as well as early-stage public companies with personal investments of $50,000 to more than $3 million. He has consulted for many of these companies in areas ranging from public market strategies, growth strategies, evaluating contract proposals, cost control and evaluating employee responsibilities in order to achieve maximum efficiencies. Since 2014, Mr. Wallitt has been an advisory board member to Redtower Capital, a California-based investment firm where he advises on all aspects of client identification, sales and marketing strategies and profit maximization. Since 2017, he has been a significant investor in Alliance MMA and SCWorx. Mr. Wallitt holds a BA degree in communications from Rider College, Lawrenceville, NJ.

*
The Board has determined that this director or nominee is “independent” as defined by the rules of the Securities and Exchange Commission, or SEC, and Nasdaq Stock Market, or Nasdaq, rules and regulations. None of the independent directors has any relationship with us besides serving on our Board.

Required Vote
Our Certificate of Incorporation, as amended, does not authorize cumulative voting. Our bylaws, as amended, provide that directors are to be elected by a majority of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. This means that the four candidates receiving the highest number of affirmative votes at the Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a majority. Shares present at the Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a majority. Broker non-votes will not impact the outcome of the vote on this proposal but will be counted for purposes of determining whether there is a quorum.
The Board recommends a vote FOR the election of each of the director nominees named above.

PROPOSAL NO. 2 — RATIFICATION OF THE SELECTION OF WITHUMSMITH + BROWN AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.
Our audit committee of our Board (the “Audit Committee”) has selected WithumSmith + Brown as our independent registered public accounting firm (the “Independent Auditors”) for the current fiscal year, subject to ratification by our stockholders at the Meeting. We do not expect to have a representative of the Independent Auditors attending the Meeting.
Neither our by-laws, our other governing documents, nor other law requires stockholder ratification of the selection of the Independent Auditors as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of the Independent Auditors to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain the Independent Auditors. Even if the selection is ratified, the Audit Committee in its discretion may decide to appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.
Required Vote
The affirmative vote of the holders of a majority of the votes cast at the Meeting is required for the ratification of the selection of the independent registered public accounting firm. Broker non-votes will not impact the outcome of the vote on this proposal but will be counted for purposes of determining whether there is a quorum.
The Board recommends a vote “FOR” the ratification of the selection of WithumSmith + Brown as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019.

CORPORATE GOVERNANCE
Committees and Meetings of Our Board of Directors
The Board held 12 meetings during our fiscal year ended December 31, 2018 (“Fiscal 2018”). Throughout this period, each member of our Board who was a director in Fiscal 2018 attended or participated in all of the total number of meetings of our Board held during the period for which such person has served as a director, and the total number of meetings held by all committees of our Board on which each the director served during the periods such director served. Our Board has three standing committees: The Compensation Committee, the Audit Committee and the Nominating and Corporate Governance Committee.
Compensation Committee.   The current members of our Compensation Committee are Mr. Miller, Mr. Christie, Mr. Ritter and Mr. Knuettel. Mr. Knuettel is the current Chairman of the Compensation Committee and our board of directors has determined that all of the members of the Compensation Committee are “independent” as defined by the rules of the SEC and Nasdaq rules and regulations. The Compensation Committee operates under a written charter that is posted on our website at www.scworx.com.
The primary responsibilities of our Compensation Committee include:
•
Reviewing and recommending to our Board of the annual base compensation, the annual incentive bonus, equity compensation, employment agreements and any other benefits of our executive officers;

•
Administering our equity-based plans and exercising all rights authority and functions of the Board under all of the Company’s equity compensation plans, including without limitation, the authority to interpret the terms thereof, to grant options thereunder and to make stock awards thereunder; and

•
Annually reviewing and making recommendations to our Board with respect to the compensation policy for such other officers as directed by our Board.

The Compensation Committee meets, as often as it deems necessary, without the presence of any executive officer whose compensation it is then approving. The Compensation Committee and the Company received advice from a compensation consultant one time during 2018.
Our Compensation Committee held three meetings during 2018.
Audit Committee.   The current members of our Audit Committee are Mr. Miller, Mr. Christie, Mr. Ritter and Mr. Knuettel. Mr. Miller is the Chairman of the Audit Committee, and our board of directors has determined that Mr. Miller is an “Audit Committee financial expert” and that all members of the Audit Committee are “independent” as defined by the rules of the SEC and the Nasdaq rules and regulations. The Audit Committee operates under a written charter that is posted on our website at www.scworx.com.
The primary responsibilities of our Audit Committee include:
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Appointing, compensating and retaining our registered independent public accounting firm;

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Overseeing the work performed by any outside accounting firm;

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Assisting the Board in fulfilling its responsibilities by reviewing: (i) the financial reports provided by us to the SEC, our stockholders or to the general public, and (ii) our internal financial and accounting controls; and

•
Recommending, establishing and monitoring procedures designed to improve the quality and reliability of the disclosure of our financial condition and results of operations.

Our Audit Committee held 4 meetings during 2018.

Nominating and Corporate Governance Committee.   The current members of our Nominating and Corporate Governance Committee are Mr. Miller, Mr. Christie, Mr. Ritter and Mr. Knuettel. Mr. Knuettel is the current Chairman of the Nominating and Corporate Governance Committee and our board of directors has determined that all of the members of the Nominating and Corporate Governance Committee are “independent” as defined by Nasdaq rules and regulations. The Nominating and Corporate Governance Committee operates under a written charter that is posted on our website at www.scworx.com.
The primary responsibilities of our Nominating and Corporate Governance Committee include:
•
Assisting the Board in, among other things, effecting Board organization, membership and function including identifying qualified Board nominees; effecting the organization, membership and function of Board committees including composition and recommendation of qualified candidates; establishment of and subsequent periodic evaluation of successor planning for the chief executive officer and other executive officers; development and evaluation of criteria for Board membership such as overall qualifications, term limits, age limits and independence; and oversight of compliance with applicable corporate governance guidelines; and

•
Identifying and evaluating the qualifications of all candidates for nomination for election as directors.

Our Nominating and Corporate Governance Committee held one meeting during 2018.
Potential nominees will be identified by the Board based on the criteria, skills and qualifications determined by the Nominating and Corporate Governance Committee. In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, our Nominating and Corporate Governance Committee will apply criteria including the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. No particular criteria will be a prerequisite or will be assigned a specific weight, nor do we have a diversity policy. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will result in a well-rounded board of directors and allow the Board to fulfill its responsibilities.
The Company has never received communications from stockholders recommending individuals to any of our independent directors. Therefore, we do not yet have a policy with regard to the consideration of any director candidates recommended by stockholders. In 2018, we did not pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential nominees for our Board. We have not received any recommendations from stockholders for Board nominees. All of the nominees for election at the Meeting are current members of our Board.
Board Leadership Structure.   Our leadership structure includes the combined positions of Chairman of the Board and Chief Executive Officer. The Company believes this structure is appropriate for a company of our size and complexity because the Chairman and Chief Executive Officer (a) is most familiar with the Company’s business and industry, (b) possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company, and is thus best positioned to develop agendas to ensure the Board’s time and attention are focused on matters which are critical to the Company, and (c) conveys a clear, cohesive message to our stockholders, employees and industry partners.
Mr. Marc S. Schessel serves as our Chairman of the Board, Chief Executive Officer and interim Chief Financial Officer. In his position as Chairman of the Board, Mr. Schessel is responsible for setting the agenda and priorities of the Board. As Chief Executive Officer, Mr. Schessel leads our day-to-day business operations and is accountable directly to the full Board. As Chief Executive Officer and interim Chief Financial Officer, Mr. Schessel has day-to-day responsibility for our management operations and for general oversight of our business and the various management teams that are responsible for our day-to-day operations. We believe that this structure provides an efficient and effective leadership model for the Company.
Risk Oversight.   The Board, including the Audit Committee and Compensation Committee, periodically reviews and assesses the significant risks to the Company. Our management is responsible for the Company’s risk management process and the day-to-day supervision and mitigation of risks. These risks include strategic, operational, competitive, financial, legal and regulatory risks. Our Board leadership structure, together with the frequent interaction between our directors and management, assists in this effort. Communication between our Board and management regarding long-term strategic planning and short-term operational practices include matters of material risk inherent in our business.
The Board plays an active role, as a whole and at the committee level in overseeing management of the Company’s risks. Each of our Board committees is focused on specific risks within their areas of responsibility, but the Board believes that the overall enterprise risk management process is more properly overseen by all of the members of the Board. The Audit Committee is responsible for overseeing the management of financial and accounting risks. The Compensation Committee is responsible for overseeing the management of risks relating to executive compensation plans and arrangements. While each committee is responsible for the evaluation and management of such risks, the entire Board is regularly informed through committee reports. The Board incorporates the insight provided by these reports into its overall risk management analysis.
The Board administers its risk oversight responsibilities through the Chief Executive Officer and the Chief Financial Officer, who, together with management representatives of the relevant functional areas review and assess the operations of the Company as well as operating management’s identification, assessment and mitigation of the material risks affecting our operations.
COMMUNICATING WITH OUR BOARD OF DIRECTORS
Our Board will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. Mr. Wallitt, one of our independent directors, with the assistance of our outside counsel, will be responsible for monitoring communications from our stockholders and for providing copies or summaries to the other directors as he considers appropriate. Communications will be forwarded to all directors if they relate to substantive matters and include suggestions or comments that Mr. Wallitt considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.
Stockholders who wish to send communications on any topic to our Board should address such communications to: SCWorx Corp., c/o Marc S. Schessel, CEO, at the address on the first page of this proxy statement.
ATTENDANCE AT SPECIAL AND ANNUAL STOCKHOLDER MEETINGS
We encourage our directors to attend our special and annual stockholders’ meetings.

EXECUTIVE COMPENSATION
The following summary compensation table sets forth information concerning compensation for services rendered in all capacities during 2018 and 2017 awarded to, earned by or paid to our executive officers. Since this table relates to 2017 and 2018, it does not specify the compensation of the persons who became executive officers in connection with the acquisition of the Company, effective February 1, 2019. The value attributable to any option awards and stock awards reflects the grant date fair values of stock awards calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.
Name and Principal Position	Year	Salary ($)	Bonus Payments ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Plan Compensation ($)	All Other Compensation ($)	Total ($)
Former
John Price(1) Former CFO	2018	175,000	25,000	—	122,316	—	—	322,316
	2017	175,000	100,000	—	—	—	—	275,000
Paul K. Danner, III(2) Former CEO, Chairman	2018	58,333	—	—	—	—	—	58,333
	2017	179,375	—	—	—	—	—	179,375
Robert L. Mazzeo(3) Former CEO	2018	—	—	—	—	—	90,000	90,000
	2017	—	—	—	77,500	—	200,545	278,045
Ira S. Rainess(4) Former President	2018	50,000	—	—	38,500	—	10,000	98,500
	2017	75,462	10,000	—	53,306	—	12,500	151,268
Robert Haydak(5) Former President	2018	21,904	—	—	—	—	50,000	71,904
	2017	170,000	—	—	—	—	—	170,000

(1)
Mr. Price was appointed CFO on August 3, 2016 and was President from June 2018 until February 1, 2019. On October 25, 2019, the Company and Mr. Price mutually agreed that Mr. Price would cease to be employed by the Company in any capacity, effective immediately.

(2)
Mr. Danner was appointed CEO on May 11, 2016 and resigned as CEO on February 7, 2018.

(3)
Mr. Mazzeo was appointed CEO on February 7, 2018 and resigned on May 25, 2018. Prior to this date, Mr. Mazzeo served as legal counsel and received monthly legal consulting fees which are included in All Other Compensation.

(4)
Mr. Rainess was hired as Executive Vice President, Business Affairs on May 15, 2017, appointed President on February 15, 2018 and the Company terminated his employment agreement on December 24, 2018. Previously, Mr. Rainess served as an independent consultant and received monthly legal consulting fees which are included in All Other Compensation.

(5)
Mr. Haydak was appointed President on September 30, 2016. On February 7, 2018, the Company terminated Mr. Haydak’s employment agreement and agreed to pay Mr. Haydak $50,000 of cash and return the CFFC promotion and certain fixed assets to Mr. Haydak.

Employee Grants of Plan Based Awards and Outstanding Equity Awards at Fiscal Year-End
Prior to the completion of our initial public offering, our Board of Directors adopted the SCWorx Corp. (formerly, Alliance MMA) 2016 Equity Incentive Plan (the “2016 Plan”) pursuant to which the Company may grant shares of our common stock to the Company’s directors, officers, employees or consultants. Our stockholders approved the 2016 Plan at our annual meeting of stockholders held September 1, 2017, and on January 30, 2019 approved the addition of 3,000,000 post-split shares to be added to the 2016 Plan. Unless earlier terminated by the Board of Directors, the 2016 plan will terminate, and no further awards may be granted, after July 30, 2026.
As of December 31, 2018, the following sets forth the stock option awards to officers of the Company.

	Equity Awards
	Equity compensation plans not approved by shareholders		Equity compensation plans approved by shareholders
	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options not exercisable (#)	Number of securities underlying unexercised options (#)	Number of securities underlying unexercised options not exercisable	Options exercise price ($)	Option expiration date
Former Officers:
James Byrne	1,019	—	—	—	$5.89	February 1, 2022
Robert L. Mazzeo	—	—	6,579	—	$28.50	December 2020
Ira S. Rainess First Award Second Award
	—	—	—	5,264	$24.70	May 2020
	—	—	—	18,422	$4.75	December 2021
John Price First Award Second Award Third Award
	—	—	10,526	—	$6.84	June 2023
	—	—	10,526	—	$3.42	August 2023
	—	—	13,159	—	$5.89	September 2023
Employment Agreements
In connection with the acquisition of SCWorx, the Company entered into an employment agreement with Marc S. Schessel, the CEO of the Company and John Price, the former CFO of the Company.

COMPENSATION OF DIRECTORS
Director Compensation
Name	Year	Fees Earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Current
Charles K. Miller(1) Director	2018	—	17,039	—	—	—	—	17,039
	2017	—	—	—	—	—	—	—
Former
Mark D. Shefts(2) Former Director	2018	—	—	—	—	—	—	—
	2017	—	—	—	—	—	—	—
Renzo Gracie(3) Former Director	2018	—	—	—	—	—	—	—
	2017	—	—	—	—	—	—	—
Joseph Gamberale(4) Former Director	2018	—	—	93,175	—	—	—	93,175
	2017	—	—	—	—	—	—	—
Joel D. Tracy(5) Former Director	2018	—	—	38,175	—	—	—	38,175
	2017	—	—	—	—	—	—	—
Burt Watson(6) Former Director	2018	56,400	—	57,263	—	—	50,000	163,663
	2017	133,200	—	—	—	—	—	133,200

(1)
Charles K. Miller was appointed as a Director on October 24, 2018.

(2)
Mark Shefts was appointed as a Director on September 30, 2016 and resigned on October 24, 2017.

(3)
Renzo Gracie was appointed as a Director on September 30, 2016, and resigned on May 23, 2018.

(4)
Joseph Gamberale was appointed as a Director on February 12, 2015, and resigned on February 1, 2019.

(5)
Joel Tracy was appointed as a Director on September 30, 2016, and resigned on February 1, 2019.

(6)
Burt Watson was appointed as a Director on September 30, 2016, and resigned on February 1, 2019.

Each of Mr. Knuettel, Mr. Ritter and Mr. Christie were appointed in February 2019 in conjunction with the closing of the Company’s acquisition of SCWorx Corp. Mr. Wallitt was appointed to the Board on October 4, 2019.
We have no present formal plan for compensating our directors for their service in their capacity as directors. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. The board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director. Other than indicated above, no director received and/or accrued any compensation for his or her services as a director, including committee participation and/or special assignments during 2018.

Directors, Executive Officers and Corporate Governance
The current members of our Board and our executive officers, together with their respective ages and certain biographical information are set forth below. Mr. Schessel receives no compensation for his services as a board member. Directors hold office until the next annual meeting of our stockholders and until their successors have been duly elected and qualified. Our executive officers are elected by and serve at the designation and appointment of the board of directors.
Name	Age	Position
Marc Schessel	59	Chief Executive Officer, Interim Chief Financial Officer and Chairman of the Board of Directors
James (Tad) Schweikert	52	Chief Operating Officer
Ira Ritter(1)(2)(3)	70	Director
Francis Knuettel II(1)(2)(3)	53	Director
Charles K. Miller(1)(2)(3)	58	Director
Robert Christie(1)(2)(3)	65	Director
Steven Wallitt	58	Director

(1)
A member of the Audit Committee.

(2)
A member of the Compensation Committee.

(3)
A member of the Nominating and Corporate Governance Committee.

The following is a summary of the business experience of each of our executive officers, other than Mr. Schessel, whose experience is summarized above.
James (Tad) Schweikert.   Mr. Schweikert, 52, was a Senior Principal, Enterprise Solutions, at Vizient Inc. from February 2016 through May 2019. Vizient Inc. is the largest provider-sponsored health care performance improvement company and Group Purchasing Organization in the United States and is headquartered in Irvine, Texas. Mr. Schweikert was the Senior Vice President of Enterprise Solutions at MedAssets from October 2014 through January 2016, when MedAssets was acquired by Vizient. Mr. Schweikert’s prior experience includes FTI Consulting (FCN) where he worked from August of 2006 to September of 2014. He was hired as a Managing Director in FTI’s Healthcare practice in August 2006. In this role, Mr. Schweikert’s duties included leading large health care performance transformation consulting projects. In February 2009, Mr Schweikert was promoted to Senior Managing Director where he led FTI’s Healthcare Supply Chain practice of its Corporate Finance/Restructuring segment. Mr. Schweikert was also a Managing Director with Navigant Consulting, Inc. (NCI) from January 2004 through August 2006, where his roles included project management, regional business development, and delivery lead for supply chain and revenue cycle management consulting services to the hospital provider market. Mr. Schweikert holds a BSBA, MBA, and MHA from Xavier University in Cincinnati, Ohio.
There are no family relationships between any of the director nominees or executive officers named in this proxy statement.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our executive officers and directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, statements of changes in beneficial ownership and annual statements of changes in beneficial ownership with respect to their ownership of the Company’s securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.
Based solely on our review of the copies of such reports filed with the SEC, and on written representations by our officers and directors regarding their compliance with the applicable reporting requirements under Section 16(a) of the Exchange Act, and without conducting an independent investigation of our own, we believe that with respect to the fiscal year ended December 31, 2018, our officers and directors, and all of the persons known to us to beneficially own more than 10% of our common stock filed all required reports on a timely basis except as follows: Burt Watson made two late filings, each reporting a single transaction, Joe Gamberale made one late filing, reporting a single transaction, and failed to file a report with regard to a single transaction, Joel Tracy failed to file a report with regard to a single transaction, Charles Miller made one late filing, reporting a single transaction, and John Price made two late filings, each with regard to a single transaction, and failed to file a report with regard to a single transaction.

REPORT OF THE AUDIT COMMITTEE
In the course of our oversight of the Company’s financial reporting process, we have: (1) reviewed and discussed with management the audited financial statements for Fiscal 2018; (2) discussed with the Independent Auditors the matters required to be discussed by the applicable requirements of the Public Accounting Oversight Board and the SEC; and (3) received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the standards of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.
Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, for filing with the SEC.
By the Audit Committee of the Board of
Directors of SCWorx Corp.
Charles K. Miller, Chairman
Robert Christie
Francis Knuettel II
Ira E. Ritter

INFORMATION CONCERNING OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We appointed our Independent Auditors on April 25, 2019. Prior to retaining our Independent Auditors, we had previously appointed Friedman LLP as our independent auditors from our inception to April 30, 2019. The following table summarizes the fees Friedman LLP billed for the last two fiscal years. The fees billed by Friedman LLP, our former independent registered public accounting firm, for professional services provided to the Company for each of the last two fiscal years were as follows:
	Year ended on December 31, 2018	Year ended on December 31, 2017
Audit Fees	$365,951	$367,795
Audit-Related Fees	—	$—
Tax Fees	$—	$—
All Other Fees	—	—
Total Fees	$365,951	$367,795
Audit Fees
Audit fees include amounts related to the audit of the Company’s annual consolidated financial statements and internal control over financial reporting, and quarterly review of the consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q.
Tax Fees
Tax fees include fees billed for tax compliance, tax advice and tax planning services.
All Other Fees
There were no other fees billed by Friedman LLP for services rendered to the Company, other than the services described above, in 2018 and 2017. The Audit Committee has determined that the rendering of non-audit services by Friedman LLP was compatible with maintaining their independence.
Audit Committee Pre-Approval Policies and Procedures
Currently, the audit committee acts with respect to audit policy, choice of auditors, and approval of out of the ordinary financial transactions. The audit committee pre-approves all services provided by our independent registered public accounting firm. All of the above services and fees were reviewed and approved by the audit committee before the services were rendered.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Our policy is to enter into transactions with related parties on terms that are on the whole no less favorable to us than those that would be available from unaffiliated parties at arm’s length. Based on our experience in the business sectors in which we operate and the terms of our transactions with unaffiliated third parties, we believe that all of the transactions described below met this policy standard at the time they occurred.
On April 10, 2018, the Company borrowed a total of  $300,000 from two of its former board members, Joseph Gamberale and Joel Tracy, pursuant to promissory notes of  $150,000, respectively. The notes bear interest at 12% annually and matured May 21, 2018. Mr. Gamberale personally guaranteed Mr. Tracy’s note.
Interest expense for the year ended December 31, 2018 was approximately $12,000 for the note with Mr. Gamberale and $14,000 for Mr. Tracy’s note.
On May 21, 2018 Mr. Gamberale agreed to extend the maturity to August 31, 2018. The repayment of this note was subordinate to the $200,000 promissory note of May 9, 2018. In July 2018, Mr. Gamberale agreed to convert his note to common shares (at a rate of  $.3725 [$7.0775] per share) and warrants (25% warrant coverage with an exercise price of  $.3725 [$7.0775] per share) (same as the original terms of the first $750,000 of the SCWorx investment). In October 2018, this arrangement was amended, and Mr. Gamberale chose to participate in the Series A Preferred Stock placement. As of the date of this report, the note and accrued interest has been converted into shares of the Company’s Series A Preferred Stock and related warrants.
On May 21, 2018 Mr. Tracy agreed to extend the maturity to December 31, 2018. In November, Mr. Tracy chose to participate in the Series A Preferred Stock placement. As of the date of this report, the note and accrued interest has been converted into shares of the Company’s preferred stock.
Except as described above, no director, executive officer, principal stockholder holding at least 5% of our common stock, or any family member thereof, had or will have any material interest, direct or indirect, in any transaction, or proposed transaction, during 2018 or 2017 in which the amount involved in the transaction exceeded or exceeds $120,000 or one percent of the average of our total assets at the year-end for the last two completed fiscal years.
STOCKHOLDER PROPOSALS
We intend to mail this proxy statement, the accompanying proxy card and the 2019 annual report on or about December 3, 2019 to all stockholders of record that are entitled to vote. Stockholders who wish to submit proposals for inclusion in our proxy statement and form of proxy relating to our next annual meeting of stockholders must advise our Secretary of such proposals in writing by August 26, 2020.
Stockholders who wish to present a proposal at our next annual meeting of stockholders without inclusion of such proposal in our proxy materials must advise our Secretary of such proposals in writing by October 5, 2020.
If we do not receive notice of a stockholder proposal within this timeframe, our management will use its discretionary authority to vote the shares they represent, as the Board may recommend. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information, as of November 1, 2019, with respect to the beneficial ownership of the outstanding Common Stock held by (1) each person known by us to be the beneficial owner of more than 5% of our Common Stock; (2) our current directors; (3) each of our named executive officers; and (4) our executive officers and current director as a group. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them. Unless otherwise indicated, the address for each of the below persons is c/o SCWorx Corp., 590 Madison Avenue, 21st Floor, New York, NY 10022.

Named Executive Officers and Directors	Common Stock	Options/ Warrants	Total	Percentage Ownership
Current (as of November 1, 2019)
Marc Schessel	1,088,856	—	1,088,856	15.2
Tad Schweikert	—	—	—	*
Ira Ritter	—	12,500	12,500	*
Francis Knuettel II(7)	27,210	25,658	52,868	*
Charles K. Miller	3,289	12,500	15,789	*
Steven Wallitt(6)	92,324	42,681	135,005	1.9
Robert Christie	—	12,500	12,500	*
Directors and Executive Officers as a Group (6 persons)	1,211,679	105,839	1,317,518	18.1
Former
Robert L. Mazzeo	—	6,579	6,579	*
Ira S. Rainess	—	23,686	23,686	*
Paul K. Danner, III	7,895	—	7,895	*
Joseph Gamberale(2)	32,694	261,078	293,772	4.1
Renzo Gracie	3,509	—	3,509	*
Joel D. Tracy(3)	17,645	8,994	26,639	*
Burt Watson	878	—	878	*
Robert J. Haydak, Jr(4)	13,571	—	13,571	*
Mark D. Shefts(5)	45,988	25,154	71,142	*
John Price	—	34,211	34,211	*

*
Represents beneficial ownership of less than 1% of our outstanding stock.

(1)
In determining beneficial ownership of our common stock as of a given date, the number of shares shown includes shares of common stock that may be acquired upon the exercise of stock options within 60 days of November 1, 2019. In determining the percent of common stock owned by a person or entity on November 1, 2019, (a) the numerator is the number of shares of the class beneficially owned by such person or entity, including shares which may be acquired within 60 days of November 1, 2019 upon the exercise of stock options, and (b) the denominator is the sum of  (i) the total shares of common stock outstanding on November 1, 2019 and (ii) the total number of shares that the beneficial owner may acquire upon exercise of stock options within 60 days of November 1, 2019. Unless otherwise indicated, the address of each of the individuals and entities named below is c/o SCWorx Corp., 590 Madison Avenue, 21st Floor, New York, New York 10022.

(2)
Of the 32,694 common shares, 13,781 shares are held directly, and 18,913 shares held by Ivy Equity Investor, LLC., which is controlled by Mr. Gamberale. The address of Ivy Equity Investors, LLC is 2 East 55th Street, Suite 1111, New York, New York 10022. The 261,078 shares include the right to acquire 151,502 shares upon conversion of Series A Preferred Stock, 75,751 shares upon exercise of warrants related to the Series A Preferred stock and 33,825 shares issuable upon exercise of options.

(3)
In addition to the 9,730 shares of common stock held directly, also includes 7,895 shares of common stock held by a relation of Mr. Tracy. Mr. Tracy has voting and disposition power over the shares.

(4)
In addition to the 5,439 shares of common stock held directly, also includes 8,132 shares of common stock held by the BRH Trust. The sole trustee of the BRH Trust is Mr. Haydak’s spouse, Maria Haydak. The sole beneficiary of the BRH Trust is Mr. Haydak’s minor child. Mr. Haydak disclaims beneficial ownership of such shares except to the extent of any pecuniary interest therein.

(5)
In addition to the 11,704 shares of common stock held directly, also includes 7,968 shares held by the Rushcap Group, Inc., of which Mr. Shefts and his spouse, Wanda Shefts, are the sole stockholders. Mr. Shefts has voting and dispositive power over the shares held by the Rushcap Group, Inc.

(6)
In addition to the 13,212 shares of common stock held directly, also includes 79,112 shares of common stock to be issued upon the conversion of Series A Preferred Stock, options to purchase 3,125 shares and warrants to purchase 39,556 shares.

(7)
Comprised of 894 shares, 26,316 shares to be issued upon conversion of Series A Preferred Stock, and warrants to purchase 13,158 shares, all of which are held by The Knuettel Family Trust, which is controlled by Francis Knuettel, II. Also includes options to purchase 12,500 shares.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the address shown on the first page of this proxy statement. If you want to receive separate copies of the annual report and any proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact us at the address shown on the first page of this proxy statement or by phone at (212) 739-7825.
OTHER MATTERS
As of the date of this proxy statement, our management knows of no matter not specifically described above as to any action which is expected to be taken at the Meeting. The persons named in the enclosed proxy, or their substitutes, will vote the proxies, insofar as the same are not limited to the contrary, in their best judgment, with regard to such other matters and the transaction of such other business as may properly be brought at the Meeting.
IF YOU HAVE NOT VOTED BY INTERNET, PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.
By Order of the Board of Directors
/s/ Marc S. Schessel

Marc S. Schessel
Chairman and Chief Executive Officer
New York, New York
December 3, 2019

SCWORX CORP.ANNUAL MEETING OF STOCKHOLDERS December 30, 2019PROXY CARDTHE FOLLOWING PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SCWORX CORP.The undersigned stockholder of SCWorx Corp. (the “Company”) hereby appoints Marc S. Schessel, as proxy and attorney of the undersigned, for and in the name(s) of the undersigned, to attend the annual meeting of stockholders of the Company (the “Stockholders Meeting”) to be held on December 30, 2019, at the law offices of Zysman, Aharoni, Gayer and Sullivan & Worcester LLP, 1633 Broadway, 32nd Floor, New York, New York 10019, and any adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the Stockholders Meeting with all powers possessed by the undersigned if personally present at the Stockholders Meeting, including, without limitation, to vote and act in accordance with the instructions set forth below. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and revokes any proxy heretofore given with respect to such meeting.THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED BELOW. IF THIS PROXY CARD IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO ANY PROPOSAL SPECIFIED HEREIN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” EACH NOMINEE IN PROPOSAL NO. 1AND “FOR” PROPOSAL NO. 2.(Continued and to be signed on the reverse side)PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

Please mark your votes in blue or black ink as shown here xTHE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSAL 2.1. Proposal No. 1 – To elect four directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified:2. Proposal No. 2 – To ratify the selection of WithumSmith+Brown, PC, as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019.Nominees:(01) Marc S. Schessel (02) Charles K. Miller (03) Robert Christie (04) Steven WallittFORall nomineesoWITHHOLD AUTHORITYfrom all nomineesoFOR ALL EXCEPT(see instructions below)ooFOR AGAINSToABSTAINIn their discretion, the proxies are authorized to vote upon such other business as may properly come before the Stockholders Meeting.If you have not voted by internet, please sign, date and mail your proxy card in the envelope provided as soon as possible.INSTRUCTION: To withhold authority to vote for any individual nominee, mark “FOR All Except” and write that nominee’s name in the space provided below.MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING oDate: SignatureSignature (if held jointly)NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) oCONTROL NUMBERPLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.SCAN TOVIEW MATERIALS & VOTECONTROL NUMBERPROXY VOTING INSTRUCTIONSPlease have your 11-digit control number ready when voting by Internet or Telephone INTERNETVote Your Shares on theInternet:Go to www.AALvote.com/WORXHave your proxy card available when you access the above website. Follow the prompts to vote your shares.TELEPHONEVote Your Shares by Phone: Call 1 (866) 804-9616Use any touch-tone telephone to vote your Shares. Have your proxy card available when you call. Follow the voting instructions to vote your shares.MAILVote Your Shares by Mail:Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.